VEDDER, PRICE, KAUFMAN & KAMMHOLZ
222 NORTH LASALLE STREET
CHICAGO, ILLINOIS 60601-1003
312-609-7500
FACSIMILE: 312-609-5005


April 8, 1998

VIA EDGAR TRANSMISSION

Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC 20549

Re:   Pacific Innovations Trust
      Registration Nos. 33-14191 and 811-07863

Ladies and Gentlemen:

On behalf of Pacific Innovations Trust ("Pacific Innovations") and pursuant to Rule 497(e) of the Securities Act of 1933, attached herewith for filing please find a supplement dated April 8, 1998 to Pacific Innovations' Prospectus dated September 2, 1997.

Questions and comments concerning the enclosed materials may be directed to the undersigned at (312) 609-7532.

Very truly yours,


/s/Mark L. Winget





                     PACIFIC INNOVATIONS TRUST

Supplement dated April 8, 1998 to Prospectus dated September 2, 1997


Effective April 3, 1998, James L. Callinan is responsible for managing the Aggressive Growth Fund. Mr. Callinan has managed the Robertson Stephens Emerging Growth Fund since July 1996. From 1986 until June 1996, Mr. Callinan was employed by Putnam Investments, where, beginning in June 1994, he served as portfolio manager of the Putnam OTC Emerging Growth Fund. Mr. Callinan received an A.B. in economics from Harvard College, an M.S. in accounting from New York University, an M.B.A. from Harvard Business School, and is a Chartered Financial Analyst.